UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GRAF GLOBAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2026

GRAF GLOBAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42142 (Commission File Number)	N/A (IRS Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400

The Woodlands, Texas 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 745-8669

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GRAF.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	GRAF	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GRAF WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, shareholders of Graf Global Corp. (the “Company”) were invited to attend an extraordinary general meeting (the “Meeting”) to seek shareholder approval of an amendment to the Company’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which the Company must consummate an initial business combination, as described more fully in the definitive proxy statement (the “Proxy Statement”), filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2026. The Meeting was scheduled to occur at 10:00 a.m. Eastern Time on June 26, 2026.

On June 26, 2026, at 10:00 a.m. Eastern Time, the Company convened the Meeting and, following the approval by the shareholders of a proposal to adjourn the Meeting, the Company adjourned the Meeting to June 26, 2026, at 3:00 p.m. Eastern Time. Accordingly, the reconvened Meeting will be held on June 26, 2026 at 3:00 p.m., Eastern Time, at the offices of White & Case LLP, the Company’s legal counsel, located at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at https://www.cstproxy.com/grafglobalcorp/2026. Only shareholders of record as of the close of business on June 1, 2026, the record date established for voting on the Extension, are entitled to vote at the reconvened Meeting.

Shareholders who have previously submitted shares for redemption or who have voted by proxy do not need to do anything prior to the Meeting unless they change their decision as to redemption or voting. Shareholders may withdraw redemptions at any time until the vote is taken with respect to the Extension. Shareholders may request to reverse their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com).

Additional Information About the Extension and Where to Find it

The Company filed a definitive proxy statement with the SEC on June 8, 2026 (the “Extension Proxy Statement”) in connection with the Company’s solicitation of proxies for the vote by shareholders to approve the Extension. The Company has filed and mailed the Extension Proxy Statement to the Company’s shareholders of record as of June 1, 2026, the record date established for voting on the Extension. The Company may also file other relevant documents regarding the Extension with the SEC. This Current Report on Form 8-K (this “Report”) does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of the Company, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with the Company’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about the Company and the Extension.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of the Company’s directors and officers in the Extension in the Company’s filings with the SEC, including its Annual Report filed on Form 10-K under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1897463/000110465926058645/tmb-20251231x10k.htm and in the Extension Proxy Statement, under the heading “Interests of the Graf Insiders”, which is available at https://www.sec.gov/Archives/edgar/data/1897463/000110465926071445/tm2615987d2_def14a.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the Extension is set forth in the Extension Proxy Statement. Investors, shareholders and other interested persons are urged to read the Extension Proxy Statement and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Extension. Investors, shareholders and other interested persons will be able to obtain free copies of the Extension Proxy Statement through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of the Company or any of its affiliates. No such offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein; any representation to the contrary is a criminal offense.

Forward Looking Statements

This Report includes “forward-looking statements”. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension is not obtained; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account; and those factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on May 11, 2026, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports the Company files with the SEC, including the Extension Proxy Statement. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF GLOBAL CORP.

	By:	/s/ James A. Graf
		Name:	James A. Graf
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: June 26, 2026